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                                                                    EXHIBIT 10.3

                                  (VARNUM LOGO)


                          1600 SOUTH BEACON BOULEVARD -
                                   SUITE 240
                          GRAND HAVEN, MICHIGAN 49417

        TELEPHONE 616 / 846-7100 - FAX 616 / 846-7101 - WWW.VARNUMLAW.COM


JEFFREY W. BESWICK                                E-MAIL jwbeswick@varnumlaw.com



                               December 22, 2004


VIA FAX: 616-459-2393                      VIA FAX: 616-842-9231

Mark D. Sevald                             Sara L. Kalsbeek
Borre, Peterson, Fowler & Reens, PC        TRANSNATION TITLE INSURANCE COMPANY
300 Ottawa Avenue, N.W., Suite 500         16930 Robbins Road, Suite 135
PO Box 1767                                Grand Haven, MI 49417
Grand Rapids, MI 49503


                   RE:     EXTENSION OF CONTINGENCY PERIOD

Dear Mark and Sara:

         We represent Community Shores Bank with respect to that Buy and Sell Agreement for Vacant Land between Norton Shores Hotel, L.L.C. and Community Shores Bank dated July 26, 2004, as amended by that First Amendment to Purchase Agreement between Norton Shores Hotel, L.L.C. and Community Shores Bank dated October 25, 2004 (collectively, the "Purchase Agreement").

         Pursuant to paragraph 4 of the Purchase Agreement, the purpose of this letter is to extend the initial Contingency Period (as defined in the Purchase Agreement) for an additional thirty (30) day period to expire on January 22, 2005. I am delivering to Transnation Title Insurance Company (as Escrow Agent) with this letter a $30,000 extension fee in compliance with paragraph 4 of the Purchase Agreement.

         Please contact me if you have any questions.

                                Very truly yours,

                    VARNUM, RIDDERING, SCHMIDT & HOWLETT LLP

                             /s/ Jeffrey W. Beswick

                               Jeffrey W. Beswick


JWB:df
Enclosure

cc:  Denny Cherette
     Heather Brolick
     Bev Van Kampen
     Tim Guyselman